UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2012

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2012, Symantec Corporation (“Symantec”) entered into an underwriting agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, on behalf of the several underwriters named therein, in connection with the offer and sale of $600,000,000 of Symantec’s 2.750% Senior Notes due 2017 (the “2017 Notes”) and $400,000,000 of its 3.950% Senior Notes due 2022 (the “2022 Notes” and together with the 2017 Notes, the “Notes”) in an underwritten public offering. The Notes are being issued pursuant to the Indenture, dated as of September 16, 2010 (the “Indenture”), between Symantec and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and related Officers’ Certificate (the “Officers’ Certificate”) thereunder, with the following principal terms.

The 2017 Notes will bear interest at a rate of 2.750% per annum and the 2022 Notes will bear interest at a rate of 3.950% per annum, in each case payable semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2012. The 2017 Notes and the 2022 Notes will mature on the 15th day of June in 2017 and 2022, respectively.

The Notes will rank equally in right of payment with all of Symantec’s other existing and future senior unsecured indebtedness from time to time outstanding, including any indebtedness Symantec may incur from time to time under the senior unsecured $1 billion revolving credit facility that expires in June 2017.

In the event of a “change of control repurchase event” (as defined in the Officers’ Certificate), the holders of the Notes may require Symantec to repurchase all or a portion of their Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and any unpaid interest.

The relevant terms of the Indenture, Officers’ Certificate and Notes are described in the section entitled “Description of Notes” of the prospectus supplement, dated June 11, 2012, filed with the Securities and Exchange Commission (the “Commission”) by Symantec on June 12, 2012, and in the section entitled “Description of Debt Securities” of the prospectus, dated September 13, 2010, included in Symantec’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Commission on September 13, 2010 (Registration No. 333-169330). Those descriptions and the descriptions above are summaries and are qualified in their entirety by the Underwriting Agreement, the Indenture, the Officers’ Certificate, the form of global note for the 2017 Notes and the form of global note for the 2022 Notes filed as Exhibit Nos. 1.01, 4.01, 4.02, 4.03 and 4.04, respectively, to this current report on Form 8-K, all of which are incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.01	Underwriting Agreement, dated June 11, 2012, by and among Symantec Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, on behalf of the several underwriters named therein

4.01	Indenture, dated September 16, 2010, between Symantec Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.01 to Symantec’s Current Report on Form 8-K, filed with the Commission on September 16, 2010)

4.02	Officers’ Certificate dated June 14, 2012

4.03	Form of Global Note for Symantec’s 2.750% Senior Notes due 2017 (contained in Exhibit No. 4.02)

4.04	Form of Global Note for Symantec’s 3.950% Senior Notes due 2022 (contained in Exhibit No. 4.02)

5.01	Opinion of Fenwick & West LLP

23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

Date: June 14, 2012	By:	/s/ Gregory King
Gregory King Vice President, Corporate Legal Services and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.01	Underwriting Agreement, dated June 11, 2012, by and among Symantec Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, on behalf of the several underwriters named therein

4.01	Indenture, dated September 16, 2010, between Symantec Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.01 to Symantec’s Current Report on Form 8-K, filed with the Commission on September 16, 2010)

4.02	Officers’ Certificate dated June 14, 2012

4.03	Form of Global Note for Symantec’s 2.750% Senior Notes due 2017 (contained in Exhibit No. 4.02)

4.04	Form of Global Note for Symantec’s 3.950% Senior Notes due 2022 (contained in Exhibit No. 4.02)

5.01	Opinion of Fenwick & West LLP

23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)